Exhibit 4.6

13 February 2014

Dear Howard

PRUDENTIAL PLC - LETTER OF APPOINTMENT

This letter supersedes your previous letter of appointment dated 15 October 2010. The Board of Prudential plc (the ‘Company’) appointed you as Non-executive Director with effect from 15 October 2010. I am now writing to set out the revised terms of your appointment. It is agreed that this is a contract for services subject to the Company’s Articles of Association as amended from time to time and does not constitute a contract of employment.

Appointment

Your appointment was subject to election by shareholders at the AGM in 2011 and to receipt of all necessary legal and regulatory approvals. Continuation of your appointment will be contingent on satisfactory performance, re-election at forthcoming AGMs and any statutory provisions relating to the removal of directors. Non-executive Directors are appointed on the understanding that they serve an initial term of three years and, subject to review by the Nomination Committee, a second term of three years, both subject to annual election at the AGM. After six years of service, Non-executive Directors may be appointed for a further year, up to a maximum of three years, subject to an annual review by the Nomination Committee. Good governance does not support the practice of serving longer than nine years on the Board as a Non-executive Director.

If you are not confirmed or re-elected as a director by shareholders, or you are retired from office under the Company’s Articles of Association, your appointment shall terminate automatically with immediate effect.

Participation in Committees

Non-executive members of the Board are invited to serve on Committees of the Board, as determined by the Board from time to time. The principal Committees are Audit, Risk, Remuneration and Nomination. The Schedule to this letter, as amended from time to time, lists the Committees of which you are a member.

Role

Non-executive Directors have the same general legal responsibilities to the Company as any other Director. The Board as a whole is collectively responsible for the success of the Company. The Board:

•	Provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

•	Sets the Company’s strategic aims, ensures that the necessary financial, human and other resources are in place for the Company to meet its objectives, and reviews management performance; and

•	Sets the Company’s values and standards and ensures that its obligations to its shareholders and others are understood and met.

Directors of any company must take decisions objectively in the interests of that company. As a director, you owe a fiduciary duty to the Company, which includes an obligation not to do anything that might bring it into disrepute. A summary of responsibilities of Directors as applicable to the Company under current legislation will be provided to you.

In addition to these general requirements of all Directors, the role of the Non-executive Director has the following key elements:

•	Strategy. Non-executive Directors should constructively challenge and help develop proposals on strategy.

•	Performance. Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance. This is achieved both at the Board and on a more individual level through the Remuneration Committee.

•	Risk. Non-executive Directors should satisfy themselves of the integrity of financial information and that financial controls and systems of risk management are robust and defensible. This is achieved by escalating key issues to the Board either directly or via the Audit Committee. The Group Risk Committee also has an important role in this context.

•	People. Non-executive Directors have a prime role in appointing, and where necessary removing, Executive Directors and in succession planning. In addition, they are responsible for determining appropriate levels of remuneration for Executive Directors. This business is mainly conducted via the Nomination and Remuneration Committees. Non-executive Directors also have a prime role in upholding high standards of integrity and probity and in supporting the other directors in instilling the appropriate culture, values and behaviours in the boardroom and beyond.

2

In this role, you will be a PRA Approved Person, holding a Non-executive Director controlled function (CF2) in respect of The Prudential Assurance Company Limited (“PAC”). As an Approved Person, you must:

•	comply with the Statements of Principle and Code of Practice for Approved Persons (“APER”) set out in the APER section of the PRA Handbook; and

•	meet on an ongoing basis the fit and proper person test for Approved Persons (which covers honesty, integrity and reputation; competence and capability; and financial soundness).

Group Compliance has provided you with guidance on the obligations of Approved Persons and how these apply to your role as a Controlled Function holder in respect of PAC.

Time Commitment and fees

Time commitment will depend on the Committees on which you serve and may change over time, depending on the issues faced by the business and your time in the role. The Schedule to this letter provides the current time expectations for Board and Committee membership. The Schedule is reviewed on an annual basis and may be amended from time to time by the Company.

Whilst we acknowledge that you have other commitments which may mean you will not be able to attend all meetings of the Board and relevant Committees, you have confirmed by accepting this appointment that you are able to allocate sufficient time to the Company’s affairs to meet the demands of the role. You must discuss any additional commitments that might impact on the time you are able to devote to your role as a Non-executive Director of the Company with me prior to accepting.

Non-executive Directors’ fees are subject to annual review by the Board, and will be in accordance with the policy approved by shareholders from time to time, as required under the Companies Act 2006 (the “Approved Policy”). Fees accrue on a daily basis and are payable quarterly in arrears. The fees currently payable for Board membership and the additional fees payable for other Committee memberships are set out in the Schedule to this letter, as amended from time to time. All fees are payable net of any tax and National Insurance contributions, where the Company is required to deduct these.

As a Non-executive Director you are not entitled to participate in any of the Group’s executive remuneration programmes or pension arrangements.

Directors are entitled to claim for business related expenses properly incurred by them in connection with their attendance at meetings of the Board or Committees of the Board, general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties. Documentary evidence of expenses incurred should be submitted to my office for approval.

Shareholding, dealing and compliance

The 2,500 Prudential qualification shares you purchased within your first year of appointment must be retained during the tenure of your office.

3

The Board has also set a shareholding guideline for Non-executive Directors equivalent in value to the basic annual fee. This shareholding should be acquired within a three-year period of the appointment becoming effective, or from the date of the introduction of the policy if earlier.

During your term in office you are subject to Prudential’s Share Dealing Rules, full particulars of which can be found in the Board Reading Room on your iPad. The rules incorporate all relevant obligations arising from the Company’s listing in HK and the UK, as well as other relevant legislation. These are updated as required to reflect changes in legislation and regulations, and will provide you with the necessary guidance on the steps you need to take and other considerations relating to share dealings.

If you have any questions on this please consult with Group Secretariat.

Conflicts of interests, independence and disclosure obligations

It is accepted and acknowledged that you have business interests other than those of the Company and we have discussed these and agreed that no conflicts of interest currently exist (other than those authorised by the Board as part of the appointment process). In the event that you become aware of any future potential conflicts of interest, please disclose these to me and the Company Secretary as soon as apparent and also prior to accepting appointments. In particular we would not wish our Directors to serve on the Boards of financial services competitors.

The Board of the Company has determined that you are independent according to the provisions of the UK Corporate Governance Code and the Hong Kong Listing Rules, supported by your declaration of independence, and you will be identified as such in the annual report and other documentation. If you are a member of the Audit Committee, you have also confirmed your independence in respect of the Securities and Exchange Act of 1934 as it applies to members of an audit committee of a Foreign Private Issuer. If circumstances change, and you believe that your independence may be in doubt, you should discuss this with me as soon as possible.

The Company has an obligation to notify details of other directorships held by its directors during the past five years to various regulators on an annual basis, together with non-statutory offices. Any changes in your external appointments, including non-statutory offices, should be notified to the Company Secretary on an ongoing basis. In particular, any changes in your directorships of other quoted companies worldwide need to be notified promptly, preferably the next business day, as the Company is required to announce this to various stock exchanges.

Wrongdoing

You will immediately report to the Board your own wrongdoing or the wrongdoing or proposed wrongdoing of any employee or Director of which you become aware.

4

Termination of appointment

The appointment may be terminated by and at the discretion of either party upon six months’ written notice. On termination of your appointment you shall resign from your office as director of the Company and of any offices you hold in any of the Company’s group companies. Upon termination you will not be entitled to any compensation, other than accrued pro-rata fees, and you shall also cease to be a member of any Committee of the Board. All records, documents, accounts, letters and papers of every description (including in particular Board and Committee agendas, minutes and papers) within your possession or control relating to the affairs and business of the Group are and will remain the property of the Company, and shall be returned to the Company forthwith on termination.

Notwithstanding the above, your appointment may be terminated with immediate effect if you:

(a)	commit a material breach of your obligations under this letter; or

(b)	commit any serious or repeated breach or non-observance of your obligations to the Company (which include an obligation not to breach your duties to the Company, whether statutory, fiduciary or common-law); or

(c)	are guilty of any fraud or dishonesty or acted in a manner which, in the opinion of the Company acting reasonably, brings or is likely to bring you or the Company into disrepute or is materially adverse to the interests of the Company; or

(d)	are convicted of any arrestable criminal offence other than an offence under road traffic legislation in the UK or elsewhere for which a fine or non-custodial penalty is imposed; or

(e)	are declared bankrupt or have made an arrangement with or for the benefit of your creditors; or

(f)	are disqualified from acting as a director;

(g)	cease to hold PRA Approved Person status ; or

(h)	do not comply with the Group Anti-Bribery and Corruption Policy.

Confidentiality

During your appointment you will have access to confidential information regarding the business and financial affairs of the Company and those of its subsidiaries, undertakings and affiliates. You must not, either during your appointment or afterwards, disclose to anyone or otherwise make use of this confidential information, except in the proper performance of your duties or as may be required by law or by any competent regulatory body. This does not apply, however, to any information already in the public domain.

5

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information. Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from me or the Company Secretary.

Data Protection

By signing this letter, you consent to the Company holding and processing information about you for legal, personnel, administrative and management purposes and in particular to the processing of any sensitive personal data (as defined in the Data Protection Act 1998) including, as appropriate:

(a)	your racial or ethnic origin or religious or similar beliefs in order to monitor compliance with equal opportunities legislation; or

(b)	information relating to any criminal proceedings in which you have been involved for insurance purposes and in order to comply with legal requirements and obligations to third parties.

You consent to the Company making such information available to any of its group companies, those who provide products or services to the Company (such as advisers and payroll administrators), regulatory authorities, potential or future employers, governmental or quasi-governmental organisations and potential purchasers of the Company.

You also consent to the transfer of such information to the Company’s business contacts outside the European Economic Area in order to further its business interests.

Induction

Following your appointment, the Company provided an induction programme which included meetings with senior management and the Company’s auditor and focussed on areas of specific interest to you. As part of your induction and during your term in office you received briefings on your duties as a director generally and as a director of a company listed in the UK and HK. You also subsequently received a briefing on your obligations as a PRA Approved Person.

Board evaluation

The performance of individual Directors and the whole Board and its Committees is evaluated annually. If, in the interim, there are any matters which cause you concern about your role you should discuss them with me as soon as is appropriate.

6

Professional development

As a Director you are invited to appropriate educational and/or professional development programmes from time to time. The Company Secretary will consult each director annually to ascertain their specific professional development needs.

Directors’ and officers’ protection

The Company has directors’ and officers’ liability insurance and it is intended to maintain such cover for the full term of your appointment. A brief summary of the cover can be found in Prudential’s Guidance Notes for Directors, which is updated on a regular basis.

The Company has also provided you with indemnity cover for directors’ and officers’ liability within the limitations imposed by law. In addition, the Company will provide you with a limited indemnity for certain personal liabilities you may suffer in the course of your appointment, subject again to applicable statutory and other limitations, pursuant to the Company’s constitutional documents or otherwise.

The Board has also resolved to have a discretionary payments policy (subject to regular review), the existence of which Directors (executive and non-executive) and certain employees or members of the Prudential Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties on behalf of the Group.

Independent professional advice

Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director, and it may be appropriate for you to seek advice from independent advisers at the Company’s expense. This would normally be arranged through the Company Secretary. The Company will reimburse the full cost of expenditure incurred in accordance with the policy. Details of the agreed procedure under which Directors may obtain such independent advice can be found in the Prudential Guidance Notes for Directors.

Governing law and jurisdiction

This letter and any non-contractual obligations arising out of or in connection with it shall be governed by English law. The English courts have exclusive jurisdiction to settle any dispute arising in respect of it.

Yours sincerely

/s/ Paul Manduca

Paul Manduca
Chairman
Prudential plc

7

Acknowledgement:

1.	By signing this letter, I agree to its terms.

2.	I acknowledge that this appointment letter does not constitute a contract of employment.

3.	I confirm that by having accepted this appointment, I am able to allocate sufficient time to meet the demands of the role.

Signed:	/s/ Howard J Davies

Dated:	19/02/2014

8

Sir Howard Davies

Schedule 1 – Committee memberships as at 1 January 2014

•	Risk Committee (Chairman)

•	Audit Committee

•	Nomination Committee

Schedule 2 – time commitment and fees as at 1 January 2014

		Number of regular scheduled meetings	Approximate time commitment	Fees per annum
Board		8	31 days		£90,000

Audit Committee	Chairman Member	5	23 days 15 days	£ £	70,000 25,000

Risk Committee	Chairman Member	5	18-23 days 5 days	£ £	65,000 25,000

Remuneration Committee	Chairman Member	4	18-23 days 5 days	£ £	60,000 25,000

Nomination Committee	Member	2	4 days		£10,000

Senior Independent Director			10-25 days		£50,000

Note:

In addition to the regular scheduled meetings, the Committees may hold additional shorter meetings as relevant to discuss, for example, periodic financial reports, succession planning and other issues as they arise.

9

13 February 2014

Dear Ann,

PRUDENTIAL PLC - LETTER OF APPOINTMENT

This letter supersedes your previous letter of appointment dated 2 August 2007. The Board of Prudential plc (the ‘Company’) appointed you as Non-executive Director with effect from 2 August 2007. I am now writing to set out the revised terms of your appointment. It is agreed that this is a contract for services subject to the Company’s Articles of Association as amended from time to time and does not constitute a contract of employment.

Appointment

Your appointment was subject to election by shareholders at the AGM in 2008 and to receipt of all necessary legal and regulatory approvals. Continuation of your appointment will be contingent on satisfactory performance, re-election at forthcoming AGMs and any statutory provisions relating to the removal of directors. Non-executive Directors are appointed on the understanding that they serve an initial term of three years and, subject to review by the Nomination Committee, a second term of three years, both subject to annual election at the AGM. After six years of service, Non-executive Directors may be appointed for a further year, up to a maximum of three years, subject to an annual review by the Nomination Committee. Good governance does not support the practice of serving longer than nine years on the Board as a Non-executive Director.

If you are not confirmed or re-elected as a director by shareholders, or you are retired from office under the Company’s Articles of Association, your appointment shall terminate automatically with immediate effect.

Participation in Committees

Non-executive members of the Board are invited to serve on Committees of the Board, as determined by the Board from time to time. The principal Committees are Audit, Risk, Remuneration and Nomination. The Schedule to this letter, as amended from time to time, lists the Committees of which you are a member.

Role

Non-executive Directors have the same general legal responsibilities to the Company as any other Director. The Board as a whole is collectively responsible for the success of the Company. The Board:

•	Provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

•	Sets the Company’s strategic aims, ensures that the necessary financial, human and other resources are in place for the Company to meet its objectives, and reviews management performance; and

•	Sets the Company’s values and standards and ensures that its obligations to its shareholders and others are understood and met.

Directors of any company must take decisions objectively in the interests of that company. As a director, you owe a fiduciary duty to the Company, which includes an obligation not to do anything that might bring it into disrepute. A summary of responsibilities of Directors as applicable to the Company under current legislation will be provided to you.

In addition to these general requirements of all Directors, the role of the Non-executive Director has the following key elements:

•	Strategy. Non-executive Directors should constructively challenge and help develop proposals on strategy.

•	Performance. Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance. This is achieved both at the Board and on a more individual level through the Remuneration Committee.

•	Risk. Non-executive Directors should satisfy themselves of the integrity of financial information and that financial controls and systems of risk management are robust and defensible. This is achieved by escalating key issues to the Board either directly or via the Audit Committee. The Group Risk Committee also has an important role in this context.

•	People. Non-executive Directors have a prime role in appointing, and where necessary removing, Executive Directors and in succession planning. In addition, they are responsible for determining appropriate levels of remuneration for Executive Directors. This business is mainly conducted via the Nomination and Remuneration Committees. Non-executive Directors also have a prime role in upholding high standards of integrity and probity and in supporting the other directors in instilling the appropriate culture, values and behaviours in the boardroom and beyond.

In this role, you will be a PRA Approved Person, holding a Non-executive Director controlled function (CF2) in respect of The Prudential Assurance Company Limited (“PAC”). As an Approved Person, you must:

2

•	comply with the Statements of Principle and Code of Practice for Approved Persons (“APER”) set out in the APER section of the PRA Handbook; and

•	meet on an ongoing basis the fit and proper person test for Approved Persons (which covers honesty, integrity and reputation; competence and capability; and financial soundness).

Group Compliance has provided you with guidance on the obligations of Approved Persons and how these apply to your role as a Controlled Function holder in respect of PAC.

Time Commitment and fees

Time commitment will depend on the Committees on which you serve and may change over time, depending on the issues faced by the business and your time in the role. The Schedule to this letter provides the current time expectations for Board and Committee membership. The Schedule is reviewed on an annual basis and may be amended from time to time by the Company.

Whilst we acknowledge that you have other commitments which may mean you will not be able to attend all meetings of the Board and relevant Committees, you have confirmed by accepting this appointment that you are able to allocate sufficient time to the Company’s affairs to meet the demands of the role. You must discuss any additional commitments that might impact on the time you are able to devote to your role as a Non-executive Director of the Company with me prior to accepting.

Non-executive Directors’ fees are subject to annual review by the Board, and will be in accordance with the policy approved by shareholders from time to time, as required under the Companies Act 2006 (the “Approved Policy”). Fees accrue on a daily basis and are payable quarterly in arrears. The fees currently payable for Board membership and the additional fees payable for other Committee memberships are set out in the Schedule to this letter, as amended from time to time. All fees are payable net of any tax and National Insurance contributions, where the Company is required to deduct these.

As a Non-executive Director you are not entitled to participate in any of the Group’s executive remuneration programmes or pension arrangements.

Directors are entitled to claim for business related expenses properly incurred by them in connection with their attendance at meetings of the Board or Committees of the Board, general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties. Documentary evidence of expenses incurred should be submitted to my office for approval.

Shareholding, dealing and compliance

The 2,500 Prudential qualification shares you purchased within your first year of appointment must be retained during the tenure of your office.

3

The Board has also set a shareholding guideline for Non-executive Directors equivalent in value to the basic annual fee. This shareholding should be acquired within a three-year period of the appointment becoming effective, or from the date of the introduction of the policy if earlier.

During your term in office you are subject to Prudential’s Share Dealing Rules, full particulars of which can be found in the Board Reading Room on your iPad. The rules incorporate all relevant obligations arising from the Company’s listing in HK and the UK, as well as other relevant legislation. These are updated as required to reflect changes in legislation and regulations, and will provide you with the necessary guidance on the steps you need to take and other considerations relating to share dealings.

If you have any questions on this please consult with Group Secretariat.

Conflicts of interests, independence and disclosure obligations

It is accepted and acknowledged that you have business interests other than those of the Company and we have discussed these and agreed that no conflicts of interest currently exist (other than those authorised by the Board as part of the appointment process). In the event that you become aware of any future potential conflicts of interest, please disclose these to me and the Company Secretary as soon as apparent and also prior to accepting appointments. In particular we would not wish our Directors to serve on the Boards of financial services competitors.

The Board of the Company has determined that you are independent according to the provisions of the UK Corporate Governance Code and the Hong Kong Listing Rules, supported by your declaration of independence, and you will be identified as such in the annual report and other documentation. If you are a member of the Audit Committee, you have also confirmed your independence in respect of the Securities and Exchange Act of 1934 as it applies to members of an audit committee of a Foreign Private Issuer. If circumstances change, and you believe that your independence may be in doubt, you should discuss this with me as soon as possible.

The Company has an obligation to notify details of other directorships held by its directors during the past five years to various regulators on an annual basis, together with non-statutory offices. Any changes in your external appointments, including non-statutory offices, should be notified to the Company Secretary on an ongoing basis. In particular, any changes in your directorships of other quoted companies worldwide need to be notified promptly, preferably the next business day, as the Company is required to announce this to various stock exchanges.

4

Wrongdoing

You will immediately report to the Board your own wrongdoing or the wrongdoing or proposed wrongdoing of any employee or Director of which you become aware.

Termination of appointment

The appointment may be terminated by and at the discretion of either party upon six months’ written notice. On termination of your appointment you shall resign from your office as director of the Company and of any offices you hold in any of the Company’s group companies. Upon termination you will not be entitled to any compensation, other than accrued pro-rata fees, and you shall also cease to be a member of any Committee of the Board. All records, documents, accounts, letters and papers of every description (including in particular Board and Committee agendas, minutes and papers) within your possession or control relating to the affairs and business of the Group are and will remain the property of the Company, and shall be returned to the Company forthwith on termination.

Notwithstanding the above, your appointment may be terminated with immediate effect if you:

(a)	commit a material breach of your obligations under this letter; or

(b)	commit any serious or repeated breach or non-observance of your obligations to the Company (which include an obligation not to breach your duties to the Company, whether statutory, fiduciary or common-law); or

(c)	are guilty of any fraud or dishonesty or acted in a manner which, in the opinion of the Company acting reasonably, brings or is likely to bring you or the Company into disrepute or is materially adverse to the interests of the Company; or

(d)	are convicted of any arrestable criminal offence other than an offence under road traffic legislation in the UK or elsewhere for which a fine or non-custodial penalty is imposed; or

(e)	are declared bankrupt or have made an arrangement with or for the benefit of your creditors; or

(f)	are disqualified from acting as a director;

(g)	cease to hold PRA Approved Person status ; or

(h)	do not comply with the Group Anti-Bribery and Corruption Policy.

Confidentiality

During your appointment you will have access to confidential information regarding the business and financial affairs of the Company and those of its subsidiaries, undertakings and affiliates. You must not, either during your appointment or afterwards, disclose to anyone or otherwise make use of this confidential information, except in the proper performance of your duties or as may be required by law or by any competent regulatory body. This does not apply, however, to any information already in the public domain.

5

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information. Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from me or the Company Secretary.

Data Protection

By signing this letter, you consent to the Company holding and processing information about you for legal, personnel, administrative and management purposes and in particular to the processing of any sensitive personal data (as defined in the Data Protection Act 1998) including, as appropriate:

(a)	your racial or ethnic origin or religious or similar beliefs in order to monitor compliance with equal opportunities legislation; or

(b)	information relating to any criminal proceedings in which you have been involved for insurance purposes and in order to comply with legal requirements and obligations to third parties.

You consent to the Company making such information available to any of its group companies, those who provide products or services to the Company (such as advisers and payroll administrators), regulatory authorities, potential or future employers, governmental or quasi-governmental organisations and potential purchasers of the Company.

You also consent to the transfer of such information to the Company’s business contacts outside the European Economic Area in order to further its business interests.

Induction

Following your appointment, the Company provided an induction programme which included meetings with senior management and the Company’s auditor and focussed on areas of specific interest to you. As part of your induction and during your term in office you received briefings on your duties as a director generally and as a director of a company listed in the UK and HK. You also subsequently received a briefing on your obligations as a PRA Approved Person.

Board evaluation

The performance of individual Directors and the whole Board and its Committees is evaluated annually. If, in the interim, there are any matters which cause you concern about your role you should discuss them with me as soon as is appropriate.

6

Professional development

As a Director you are invited to appropriate educational and/or professional development programmes from time to time. The Company Secretary will consult each director annually to ascertain their specific professional development needs.

Directors’ and officers’ protection

The Company has directors’ and officers’ liability insurance and it is intended to maintain such cover for the full term of your appointment. A brief summary of the cover can be found in Prudential’s Guidance Notes for Directors, which is updated on a regular basis.

The Company has also provided you with indemnity cover for directors’ and officers’ liability within the limitations imposed by law. In addition, the Company will provide you with a limited indemnity for certain personal liabilities you may suffer in the course of your appointment, subject again to applicable statutory and other limitations, pursuant to the Company’s constitutional documents or otherwise.

The Board has also resolved to have a discretionary payments policy (subject to regular review), the existence of which Directors (executive and non-executive) and certain employees or members of the Prudential Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties on behalf of the Group.

Independent professional advice

Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director, and it may be appropriate for you to seek advice from independent advisers at the Company’s expense. This would normally be arranged through the Company Secretary. The Company will reimburse the full cost of expenditure incurred in accordance with the policy. Details of the agreed procedure under which Directors may obtain such independent advice can be found in the Prudential Guidance Notes for Directors.

Governing law and jurisdiction

This letter and any non-contractual obligations arising out of or in connection with it shall be governed by English law. The English courts have exclusive jurisdiction to settle any dispute arising in respect of it.

Yours sincerely

/s/ Paul Manduca

Paul Manduca
Chairman

Prudential plc

7

Acknowledgement:

1.	By signing this letter, I agree to its terms.

2.	I acknowledge that this appointment letter does not constitute a contract of employment.

3.	I confirm that by having accepted this appointment, I am able to allocate sufficient time to meet the demands of the role.

Signed:	/s/ Ann Godbehere

Dated:	17/02/2014

8

Ann Godbehere

Schedule 1 – Committee memberships as at 1 January 2014

•	Audit Committee (Chairman)

•	Nomination Committee

•	Risk Committee

Schedule 2 – time commitment and fees as at 1 January 2014

		Number of regular scheduled meetings	Approximate time commitment	Fees per annum
Board		8	31 days		£90,000

Audit Committee	Chairman Member	5	23 days 15 days	£ £	70,000 25,000

Risk Committee	Chairman Member	5	18-23 days 5 days	£ £	65,000 25,000

Remuneration Committee	Chairman Member	4	18-23 days 5 days	£ £	60,000 25,000

Nomination Committee	Member	2	4 days		£10,000

Senior Independent Director			10-25 days		£50,000

Note:

In addition to the regular scheduled meetings, the Committees may hold additional shorter meetings as relevant to discuss, for example, periodic financial reports, succession planning and other issues as they arise.

9

13 February 2014

Dear Alistair,

PRUDENTIAL PLC - LETTER OF APPOINTMENT

This letter supersedes your previous letter of appointment dated 20 December 2011. The Board of Prudential plc (the ‘Company’) appointed you as Non-executive Director with effect from 1 January 2012. I am now writing to set out the revised terms of your appointment. It is agreed that this is a contract for services subject to the Company’s Articles of Association as amended from time to time and does not constitute a contract of employment.

Appointment

Your appointment was subject to election by shareholders at the AGM in 2012 and to receipt of all necessary legal and regulatory approvals. Continuation of your appointment will be contingent on satisfactory performance, re-election at forthcoming AGMs and any statutory provisions relating to the removal of directors. Non-executive Directors are appointed on the understanding that they serve an initial term of three years and, subject to review by the Nomination Committee, a second term of three years, both subject to annual election at the AGM. After six years of service, Non-executive Directors may be appointed for a further year, up to a maximum of three years, subject to an annual review by the Nomination Committee. Good governance does not support the practice of serving longer than nine years on the Board as a Non-executive Director.

If you are not confirmed or re-elected as a director by shareholders, or you are retired from office under the Company’s Articles of Association, your appointment shall terminate automatically with immediate effect.

Participation in Committees

Non-executive members of the Board are invited to serve on Committees of the Board, as determined by the Board from time to time. The principal Committees are Audit, Risk, Remuneration and Nomination. The Schedule to this letter, as amended from time to time, lists the Committees of which you are a member.

Role

Non-executive Directors have the same general legal responsibilities to the Company as any other Director. The Board as a whole is collectively responsible for the success of the Company. The Board:

•	Provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

•	Sets the Company’s strategic aims, ensures that the necessary financial, human and other resources are in place for the Company to meet its objectives, and reviews management performance; and

•	Sets the Company’s values and standards and ensures that its obligations to its shareholders and others are understood and met.

Directors of any company must take decisions objectively in the interests of that company. As a director, you owe a fiduciary duty to the Company, which includes an obligation not to do anything that might bring it into disrepute. A summary of responsibilities of Directors as applicable to the Company under current legislation will be provided to you.

In addition to these general requirements of all Directors, the role of the Non-executive Director has the following key elements:

•	Strategy. Non-executive Directors should constructively challenge and help develop proposals on strategy.

•	Performance. Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance. This is achieved both at the Board and on a more individual level through the Remuneration Committee.

•	Risk. Non-executive Directors should satisfy themselves of the integrity of financial information and that financial controls and systems of risk management are robust and defensible. This is achieved by escalating key issues to the Board either directly or via the Audit Committee. The Group Risk Committee also has an important role in this context.

•	People. Non-executive Directors have a prime role in appointing, and where necessary removing, Executive Directors and in succession planning. In addition, they are responsible for determining appropriate levels of remuneration for Executive Directors. This business is mainly conducted via the Nomination and Remuneration Committees. Non-executive Directors also have a prime role in upholding high standards of integrity and probity and in supporting the other directors in instilling the appropriate culture, values and behaviours in the boardroom and beyond.

In this role, you will be a PRA Approved Person, holding a Non-executive Director controlled function (CF2) in respect of The Prudential Assurance Company Limited (“PAC”). As an Approved Person, you must:

•	comply with the Statements of Principle and Code of Practice for Approved Persons (“APER”) set out in the APER section of the PRA Handbook; and

2

•	meet on an ongoing basis the fit and proper person test for Approved Persons (which covers honesty, integrity and reputation; competence and capability; and financial soundness).

Group Compliance has provided you with guidance on the obligations of Approved Persons and how these apply to your role as a Controlled Function holder in respect of PAC.

Time Commitment and fees

Time commitment will depend on the Committees on which you serve and may change over time, depending on the issues faced by the business and your time in the role. The Schedule to this letter provides the current time expectations for Board and Committee membership. The Schedule is reviewed on an annual basis and may be amended from time to time by the Company.

Whilst we acknowledge that you have other commitments which may mean you will not be able to attend all meetings of the Board and relevant Committees, you have confirmed by accepting this appointment that you are able to allocate sufficient time to the Company’s affairs to meet the demands of the role. You must discuss any additional commitments that might impact on the time you are able to devote to your role as a Non-executive Director of the Company with me prior to accepting.

Non-executive Directors’ fees are subject to annual review by the Board, and will be in accordance with the policy approved by shareholders from time to time, as required under the Companies Act 2006 (the “Approved Policy”). Fees accrue on a daily basis and are payable quarterly in arrears. The fees currently payable for Board membership and the additional fees payable for other Committee memberships are set out in the Schedule to this letter, as amended from time to time. All fees are payable net of any tax and National Insurance contributions, where the Company is required to deduct these.

As a Non-executive Director you are not entitled to participate in any of the Group’s executive remuneration programmes or pension arrangements.

Directors are entitled to claim for business related expenses properly incurred by them in connection with their attendance at meetings of the Board or Committees of the Board, general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties. Documentary evidence of expenses incurred should be submitted to my office for approval.

Shareholding, dealing and compliance

The 2,500 Prudential qualification shares you purchased within your first year of appointment must be retained during the tenure of your office.

The Board has also set a shareholding guideline for Non-executive Directors equivalent in value to the basic annual fee. This shareholding should be acquired within a three-year period of the appointment becoming effective, or from the date of the introduction of the policy if earlier.

3

During your term in office you are subject to Prudential’s Share Dealing Rules, full particulars of which can be found in the Board Reading Room on your iPad. The rules incorporate all relevant obligations arising from the Company’s listing in HK and the UK, as well as other relevant legislation. These are updated as required to reflect changes in legislation and regulations, and will provide you with the necessary guidance on the steps you need to take and other considerations relating to share dealings.

If you have any questions on this please consult with Group Secretariat.

Conflicts of interests, independence and disclosure obligations

It is accepted and acknowledged that you have business interests other than those of the Company and we have discussed these and agreed that no conflicts of interest currently exist (other than those authorised by the Board as part of the appointment process). In the event that you become aware of any future potential conflicts of interest, please disclose these to me and the Company Secretary as soon as apparent and also prior to accepting appointments. In particular we would not wish our Directors to serve on the Boards of financial services competitors.

The Board of the Company has determined that you are independent according to the provisions of the UK Corporate Governance Code and the Hong Kong Listing Rules, supported by your declaration of independence, and you will be identified as such in the annual report and other documentation. If you are a member of the Audit Committee, you have also confirmed your independence in respect of the Securities and Exchange Act of 1934 as it applies to members of an audit committee of a Foreign Private Issuer. If circumstances change, and you believe that your independence may be in doubt, you should discuss this with me as soon as possible.

The Company has an obligation to notify details of other directorships held by its directors during the past five years to various regulators on an annual basis, together with non-statutory offices. Any changes in your external appointments, including non-statutory offices, should be notified to the Company Secretary on an ongoing basis. In particular, any changes in your directorships of other quoted companies worldwide need to be notified promptly, preferably the next business day, as the Company is required to announce this to various stock exchanges.

Wrongdoing

You will immediately report to the Board your own wrongdoing or the wrongdoing or proposed wrongdoing of any employee or Director of which you become aware.

4

Termination of appointment

The appointment may be terminated by and at the discretion of either party upon six months’ written notice. On termination of your appointment you shall resign from your office as director of the Company and of any offices you hold in any of the Company’s group companies. Upon termination you will not be entitled to any compensation, other than accrued pro-rata fees, and you shall also cease to be a member of any Committee of the Board. All records, documents, accounts, letters and papers of every description (including in particular Board and Committee agendas, minutes and papers) within your possession or control relating to the affairs and business of the Group are and will remain the property of the Company, and shall be returned to the Company forthwith on termination.

Notwithstanding the above, your appointment may be terminated with immediate effect if you:

(a)	commit a material breach of your obligations under this letter; or

(b)	commit any serious or repeated breach or non-observance of your obligations to the Company (which include an obligation not to breach your duties to the Company, whether statutory, fiduciary or common-law); or

(c)	are guilty of any fraud or dishonesty or acted in a manner which, in the opinion of the Company acting reasonably, brings or is likely to bring you or the Company into disrepute or is materially adverse to the interests of the Company; or

(d)	are convicted of any arrestable criminal offence other than an offence under road traffic legislation in the UK or elsewhere for which a fine or non-custodial penalty is imposed; or

(e)	are declared bankrupt or have made an arrangement with or for the benefit of your creditors; or

(f)	are disqualified from acting as a director;

(g)	cease to hold PRA Approved Person status ; or

(h)	do not comply with the Group Anti-Bribery and Corruption Policy.

Confidentiality

During your appointment you will have access to confidential information regarding the business and financial affairs of the Company and those of its subsidiaries, undertakings and affiliates. You must not, either during your appointment or afterwards, disclose to anyone or otherwise make use of this confidential information, except in the proper performance of your duties or as may be required by law or by any competent regulatory body. This does not apply, however, to any information already in the public domain.

5

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information. Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from me or the Company Secretary.

Data Protection

By signing this letter, you consent to the Company holding and processing information about you for legal, personnel, administrative and management purposes and in particular to the processing of any sensitive personal data (as defined in the Data Protection Act 1998) including, as appropriate:

(a)	your racial or ethnic origin or religious or similar beliefs in order to monitor compliance with equal opportunities legislation; or

(b)	information relating to any criminal proceedings in which you have been involved for insurance purposes and in order to comply with legal requirements and obligations to third parties.

You consent to the Company making such information available to any of its group companies, those who provide products or services to the Company (such as advisers and payroll administrators), regulatory authorities, potential or future employers, governmental or quasi-governmental organisations and potential purchasers of the Company.

You also consent to the transfer of such information to the Company’s business contacts outside the European Economic Area in order to further its business interests.

Induction

Following your appointment, the Company provided an induction programme which included meetings with senior management and the Company’s auditor and focussed on areas of specific interest to you. As part of your induction and during your term in office you received briefings on your duties as a director generally and as a director of a company listed in the UK and HK. You also subsequently received a briefing on your obligations as a PRA Approved Person.

Board evaluation

The performance of individual Directors and the whole Board and its Committees is evaluated annually. If, in the interim, there are any matters which cause you concern about your role you should discuss them with me as soon as is appropriate.

6

Professional development

As a Director you are invited to appropriate educational and/or professional development programmes from time to time. The Company Secretary will consult each director annually to ascertain their specific professional development needs.

Directors’ and officers’ protection

The Company has directors’ and officers’ liability insurance and it is intended to maintain such cover for the full term of your appointment. A brief summary of the cover can be found in Prudential’s Guidance Notes for Directors, which is updated on a regular basis.

The Company has also provided you with indemnity cover for directors’ and officers’ liability within the limitations imposed by law. In addition, the Company will provide you with a limited indemnity for certain personal liabilities you may suffer in the course of your appointment, subject again to applicable statutory and other limitations, pursuant to the Company’s constitutional documents or otherwise.

The Board has also resolved to have a discretionary payments policy (subject to regular review), the existence of which Directors (executive and non-executive) and certain employees or members of the Prudential Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties on behalf of the Group.

Independent professional advice

Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director, and it may be appropriate for you to seek advice from independent advisers at the Company’s expense. This would normally be arranged through the Company Secretary. The Company will reimburse the full cost of expenditure incurred in accordance with the policy. Details of the agreed procedure under which Directors may obtain such independent advice can be found in the Prudential Guidance Notes for Directors.

Governing law and jurisdiction

This letter and any non-contractual obligations arising out of or in connection with it shall be governed by English law. The English courts have exclusive jurisdiction to settle any dispute arising in respect of it.

Yours sincerely

/s/ Paul Manduca
Paul Manduca
Chairman
Prudential plc

7

Acknowledgement:

1.	By signing this letter, I agree to its terms.

2.	I acknowledge that this appointment letter does not constitute a contract of employment.

3.	I confirm that by having accepted this appointment, I am able to allocate sufficient time to meet the demands of the role.

Signed:	/s/ Alistair Johnston

Dated:	17/02/2014

8

Alistair Johnston

Schedule 1 – Committee memberships as at 1 January 2014

•	Audit Committee

Schedule 2 – time commitment and fees as at 1 January 2014

		Number of regular scheduled meetings	Approximate time commitment	Fees per annum
Board		8	31 days		£90,000

Audit Committee	Chairman Member	5	23 days 15 days	£ £	70,000 25,000

Risk Committee	Chairman Member	5	18-23 days 5 days	£ £	65,000 25,000

Remuneration Committee	Chairman Member	4	18-23 days 5 days	£ £	60,000 25,000

Nomination Committee	Member	2	4 days		£10,000

Senior Independent Director			10-25 days		£50,000

Note:

In addition to the regular scheduled meetings, the Committees may hold additional shorter meetings as relevant to discuss, for example, periodic financial reports, succession planning and other issues as they arise.

9

13 February 2014

Dear Kai

PRUDENTIAL PLC - LETTER OF APPOINTMENT

This letter supersedes your previous letter of appointment dated 20 December 2011. The Board of Prudential plc (the ‘Company’) appointed you as Non-executive Director with effect from 1 January 2012. I am now writing to set out the revised terms of your appointment. It is agreed that this is a contract for services subject to the Company’s Articles of Association as amended from time to time and does not constitute a contract of employment.

Appointment

Your appointment was subject to election by shareholders at the AGM in 2012 and to receipt of all necessary legal and regulatory approvals. Continuation of your appointment will be contingent on satisfactory performance, re-election at forthcoming AGMs and any statutory provisions relating to the removal of directors. Non-executive Directors are appointed on the understanding that they serve an initial term of three years and, subject to review by the Nomination Committee, a second term of three years, both subject to annual election at the AGM. After six years of service, Non-executive Directors may be appointed for a further year, up to a maximum of three years, subject to an annual review by the Nomination Committee. Good governance does not support the practice of serving longer than nine years on the Board as a Non-executive Director.

If you are not confirmed or re-elected as a director by shareholders, or you are retired from office under the Company’s Articles of Association, your appointment shall terminate automatically with immediate effect.

Participation in Committees

Non-executive members of the Board are invited to serve on Committees of the Board, as determined by the Board from time to time. The principal Committees are Audit, Risk, Remuneration and Nomination. The Schedule to this letter, as amended from time to time, lists the Committees of which you are a member.

Role

Non-executive Directors have the same general legal responsibilities to the Company as any other Director. The Board as a whole is collectively responsible for the success of the Company. The Board:

•	Provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

•	Sets the Company’s strategic aims, ensures that the necessary financial, human and other resources are in place for the Company to meet its objectives, and reviews management performance; and

•	Sets the Company’s values and standards and ensures that its obligations to its shareholders and others are understood and met.

Directors of any company must take decisions objectively in the interests of that company. As a director, you owe a fiduciary duty to the Company, which includes an obligation not to do anything that might bring it into disrepute. A summary of responsibilities of Directors as applicable to the Company under current legislation will be provided to you.

In addition to these general requirements of all Directors, the role of the Non-executive Director has the following key elements:

•	Strategy. Non-executive Directors should constructively challenge and help develop proposals on strategy.

•	Performance. Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance. This is achieved both at the Board and on a more individual level through the Remuneration Committee.

•	Risk. Non-executive Directors should satisfy themselves of the integrity of financial information and that financial controls and systems of risk management are robust and defensible. This is achieved by escalating key issues to the Board either directly or via the Audit Committee. The Group Risk Committee also has an important role in this context.

•	People. Non-executive Directors have a prime role in appointing, and where necessary removing, Executive Directors and in succession planning. In addition, they are responsible for determining appropriate levels of remuneration for Executive Directors. This business is mainly conducted via the Nomination and Remuneration Committees. Non-executive Directors also have a prime role in upholding high standards of integrity and probity and in supporting the other directors in instilling the appropriate culture, values and behaviours in the boardroom and beyond.

In this role, you will be a PRA Approved Person, holding a Non-executive Director controlled function (CF2) in respect of The Prudential Assurance Company Limited (“PAC”). As an Approved Person, you must:

2

•	comply with the Statements of Principle and Code of Practice for Approved Persons (“APER”) set out in the APER section of the PRA Handbook; and

•	meet on an ongoing basis the fit and proper person test for Approved Persons (which covers honesty, integrity and reputation; competence and capability; and financial soundness).

Group Compliance has provided you with guidance on the obligations of Approved Persons and how these apply to your role as a Controlled Function holder in respect of PAC.

Time Commitment and fees

Time commitment will depend on the Committees on which you serve and may change over time, depending on the issues faced by the business and your time in the role. The Schedule to this letter provides the current time expectations for Board and Committee membership. The Schedule is reviewed on an annual basis and may be amended from time to time by the Company.

Whilst we acknowledge that you have other commitments which may mean you will not be able to attend all meetings of the Board and relevant Committees, you have confirmed by accepting this appointment that you are able to allocate sufficient time to the Company’s affairs to meet the demands of the role. You must discuss any additional commitments that might impact on the time you are able to devote to your role as a Non-executive Director of the Company with me prior to accepting.

Non-executive Directors’ fees are subject to annual review by the Board, and will be in accordance with the policy approved by shareholders from time to time, as required under the Companies Act 2006 (the “Approved Policy”). Fees accrue on a daily basis and are payable quarterly in arrears. The fees currently payable for Board membership and the additional fees payable for other Committee memberships are set out in the Schedule to this letter, as amended from time to time. All fees are payable net of any tax and National Insurance contributions, where the Company is required to deduct these.

As a Non-executive Director you are not entitled to participate in any of the Group’s executive remuneration programmes or pension arrangements.

Directors are entitled to claim for business related expenses properly incurred by them in connection with their attendance at meetings of the Board or Committees of the Board, general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties. Documentary evidence of expenses incurred should be submitted to my office for approval.

Shareholding, dealing and compliance

The 2,500 Prudential qualification shares you purchased within your first year of appointment must be retained during the tenure of your office.

3

The Board has also set a shareholding guideline for Non-executive Directors equivalent in value to the basic annual fee. This shareholding should be acquired within a three-year period of the appointment becoming effective, or from the date of the introduction of the policy if earlier.

During your term in office you are subject to Prudential’s Share Dealing Rules, full particulars of which can be found in the Board Reading Room on your iPad. The rules incorporate all relevant obligations arising from the Company’s listing in HK and the UK, as well as other relevant legislation. These are updated as required to reflect changes in legislation and regulations, and will provide you with the necessary guidance on the steps you need to take and other considerations relating to share dealings.

If you have any questions on this please consult with Group Secretariat.

Conflicts of interests, independence and disclosure obligations

It is accepted and acknowledged that you have business interests other than those of the Company and we have discussed these and agreed that no conflicts of interest currently exist (other than those authorised by the Board as part of the appointment process). In the event that you become aware of any future potential conflicts of interest, please disclose these to me and the Company Secretary as soon as apparent and also prior to accepting appointments. In particular we would not wish our Directors to serve on the Boards of financial services competitors.

The Board of the Company has determined that you are independent according to the provisions of the UK Corporate Governance Code and the Hong Kong Listing Rules, supported by your declaration of independence, and you will be identified as such in the annual report and other documentation. If you are a member of the Audit Committee, you have also confirmed your independence in respect of the Securities and Exchange Act of 1934 as it applies to members of an audit committee of a Foreign Private Issuer. If circumstances change, and you believe that your independence may be in doubt, you should discuss this with me as soon as possible.

The Company has an obligation to notify details of other directorships held by its directors during the past five years to various regulators on an annual basis, together with non-statutory offices. Any changes in your external appointments, including non-statutory offices, should be notified to the Company Secretary on an ongoing basis. In particular, any changes in your directorships of other quoted companies worldwide need to be notified promptly, preferably the next business day, as the Company is required to announce this to various stock exchanges.

Wrongdoing

You will immediately report to the Board your own wrongdoing or the wrongdoing or proposed wrongdoing of any employee or Director of which you become aware.

4

Termination of appointment

The appointment may be terminated by and at the discretion of either party upon six months’ written notice. On termination of your appointment you shall resign from your office as director of the Company and of any offices you hold in any of the Company’s group companies. Upon termination you will not be entitled to any compensation, other than accrued pro-rata fees, and you shall also cease to be a member of any Committee of the Board. All records, documents, accounts, letters and papers of every description (including in particular Board and Committee agendas, minutes and papers) within your possession or control relating to the affairs and business of the Group are and will remain the property of the Company, and shall be returned to the Company forthwith on termination.

Notwithstanding the above, your appointment may be terminated with immediate effect if you:

(a)	commit a material breach of your obligations under this letter; or

(b)	commit any serious or repeated breach or non-observance of your obligations to the Company (which include an obligation not to breach your duties to the Company, whether statutory, fiduciary or common-law); or

(c)	are guilty of any fraud or dishonesty or acted in a manner which, in the opinion of the Company acting reasonably, brings or is likely to bring you or the Company into disrepute or is materially adverse to the interests of the Company; or

(d)	are convicted of any arrestable criminal offence other than an offence under road traffic legislation in the UK or elsewhere for which a fine or non-custodial penalty is imposed; or

(e)	are declared bankrupt or have made an arrangement with or for the benefit of your creditors; or

(f)	are disqualified from acting as a director;

(g)	cease to hold PRA Approved Person status ; or

(h)	do not comply with the Group Anti-Bribery and Corruption Policy.

Confidentiality

During your appointment you will have access to confidential information regarding the business and financial affairs of the Company and those of its subsidiaries, undertakings and affiliates. You must not, either during your appointment or afterwards, disclose to anyone or otherwise make use of this confidential information, except in the proper performance of your duties or as may be required by law or by any competent regulatory body. This does not apply, however, to any information already in the public domain.

5

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information. Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from me or the Company Secretary.

Data Protection

By signing this letter, you consent to the Company holding and processing information about you for legal, personnel, administrative and management purposes and in particular to the processing of any sensitive personal data (as defined in the Data Protection Act 1998) including, as appropriate:

(a)	your racial or ethnic origin or religious or similar beliefs in order to monitor compliance with equal opportunities legislation; or

(b)	information relating to any criminal proceedings in which you have been involved for insurance purposes and in order to comply with legal requirements and obligations to third parties.

You consent to the Company making such information available to any of its group companies, those who provide products or services to the Company (such as advisers and payroll administrators), regulatory authorities, potential or future employers, governmental or quasi-governmental organisations and potential purchasers of the Company.

You also consent to the transfer of such information to the Company’s business contacts outside the European Economic Area in order to further its business interests.

Induction

Following your appointment, the Company provided an induction programme which included meetings with senior management and the Company’s auditor and focussed on areas of specific interest to you. As part of your induction and during your term in office you received briefings on your duties as a director generally and as a director of a company listed in the UK and HK. You also subsequently received a briefing on your obligations as a PRA Approved Person.

Board evaluation

The performance of individual Directors and the whole Board and its Committees is evaluated annually. If, in the interim, there are any matters which cause you concern about your role you should discuss them with me as soon as is appropriate.

6

Professional development

As a Director you are invited to appropriate educational and/or professional development programmes from time to time. The Company Secretary will consult each director annually to ascertain their specific professional development needs.

Directors’ and officers’ protection

The Company has directors’ and officers’ liability insurance and it is intended to maintain such cover for the full term of your appointment. A brief summary of the cover can be found in Prudential’s Guidance Notes for Directors, which is updated on a regular basis.

The Company has also provided you with indemnity cover for directors’ and officers’ liability within the limitations imposed by law. In addition, the Company will provide you with a limited indemnity for certain personal liabilities you may suffer in the course of your appointment, subject again to applicable statutory and other limitations, pursuant to the Company’s constitutional documents or otherwise.

The Board has also resolved to have a discretionary payments policy (subject to regular review), the existence of which Directors (executive and non-executive) and certain employees or members of the Prudential Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties on behalf of the Group.

Independent professional advice

Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director, and it may be appropriate for you to seek advice from independent advisers at the Company’s expense. This would normally be arranged through the Company Secretary. The Company will reimburse the full cost of expenditure incurred in accordance with the policy. Details of the agreed procedure under which Directors may obtain such independent advice can be found in the Prudential Guidance Notes for Directors.

Governing law and jurisdiction

This letter and any non-contractual obligations arising out of or in connection with it shall be governed by English law. The English courts have exclusive jurisdiction to settle any dispute arising in respect of it.

Yours sincerely

/s/ Paul Manduca
Paul Manduca
Chairman
Prudential plc

7

Acknowledgement:

1.	By signing this letter, I agree to its terms.

2.	I acknowledge that this appointment letter does not constitute a contract of employment.

3.	I confirm that by having accepted this appointment, I am able to allocate sufficient time to meet the demands of the role.

Signed:	/s/ K Nargolwala

Dated:	1 March 2014

8

Kai Nargolwala

Schedule 1 – Committee memberships as at 1 January 2014

•	Risk Committee

•	Remuneration Committee

Schedule 2 – time commitment and fees as at 1 January 2014

		Number of regular scheduled meetings	Approximate time commitment	Fees per annum
Board		8	31 days		£90,000

Audit Committee	Chairman Member	5	23 days 15 days	£ £	70,000 25,000

Risk Committee	Chairman Member	5	18-23 days 5 days	£ £	65,000 25,000

Remuneration Committee	Chairman Member	4	18-23 days 5 days	£ £	60,000 25,000

Nomination Committee	Member	2	4 days		£10,000

Senior Independent Director			10-25 days		£50,000

Note:

In addition to the regular scheduled meetings, the Committees may hold additional shorter meetings as relevant to discuss, for example, periodic financial reports, succession planning and other issues as they arise.

9

13 February 2014

Dear Anthony,

PRUDENTIAL PLC - LETTER OF APPOINTMENT

This letter supersedes your previous letter of appointment dated 28 May 2013. The Board of Prudential plc (the ‘Company’) appointed you as Non-executive Director with effect from 1 June 2013. I am now writing to set out the revised terms of your appointment. It is agreed that this is a contract for services subject to the Company’s Articles of Association as amended from time to time and does not constitute a contract of employment.

Appointment

Your appointment is subject to election by shareholders at the AGM in 2014 and to receipt of all necessary legal and regulatory approvals. Continuation of your appointment will be contingent on satisfactory performance, re-election at forthcoming AGMs and any statutory provisions relating to the removal of directors. Non-executive Directors are appointed on the understanding that they serve an initial term of three years and, subject to review by the Nomination Committee, a second term of three years, both subject to annual election at the AGM. After six years of service, Non-executive Directors may be appointed for a further year, up to a maximum of three years, subject to an annual review by the Nomination Committee. Good governance does not support the practice of serving longer than nine years on the Board as a Non-executive Director.

If you are not confirmed or re-elected as a director by shareholders, or you are retired from office under the Company’s Articles of Association, your appointment shall terminate automatically with immediate effect.

Participation in Committees

Non-executive members of the Board are invited to serve on Committees of the Board, as determined by the Board from time to time. The principal Committees are Audit, Risk, Remuneration and Nomination. The Schedule to this letter, as amended from time to time, lists the Committees of which you are a member.

Role

Non-executive Directors have the same general legal responsibilities to the Company as any other Director. The Board as a whole is collectively responsible for the success of the Company. The Board:

•	Provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

•	Sets the Company’s strategic aims, ensures that the necessary financial, human and other resources are in place for the Company to meet its objectives, and reviews management performance; and

•	Sets the Company’s values and standards and ensures that its obligations to its shareholders and others are understood and met.

Directors of any company must take decisions objectively in the interests of that company. As a director, you owe a fiduciary duty to the Company, which includes an obligation not to do anything that might bring it into disrepute. A summary of responsibilities of Directors as applicable to the Company under current legislation will be provided to you.

In addition to these general requirements of all Directors, the role of the Non-executive Director has the following key elements:

•	Strategy. Non-executive Directors should constructively challenge and help develop proposals on strategy.

•	Performance. Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance. This is achieved both at the Board and on a more individual level through the Remuneration Committee.

•	Risk. Non-executive Directors should satisfy themselves of the integrity of financial information and that financial controls and systems of risk management are robust and defensible. This is achieved by escalating key issues to the Board either directly or via the Audit Committee. The Group Risk Committee also has an important role in this context.

•	People. Non-executive Directors have a prime role in appointing, and where necessary removing, Executive Directors and in succession planning. In addition, they are responsible for determining appropriate levels of remuneration for Executive Directors. This business is mainly conducted via the Nomination and Remuneration Committees. Non-executive Directors also have a prime role in upholding high standards of integrity and probity and in supporting the other directors in instilling the appropriate culture, values and behaviours in the boardroom and beyond.

In this role, you will be a PRA Approved Person, holding a Non-executive Director controlled function (CF2) in respect of The Prudential Assurance Company Limited (“PAC”). As an Approved Person, you must:

•	comply with the Statements of Principle and Code of Practice for Approved Persons (“APER”) set out in the APER section of the PRA Handbook; and

2

•	meet on an ongoing basis the fit and proper person test for Approved Persons (which covers honesty, integrity and reputation; competence and capability; and financial soundness).

Group Compliance has provided you with guidance on the obligations of Approved Persons and how these apply to your role as a Controlled Function holder in respect of PAC.

Time Commitment and fees

Time commitment will depend on the Committees on which you serve and may change over time, depending on the issues faced by the business and your time in the role. The Schedule to this letter provides the current time expectations for Board and Committee membership. The Schedule is reviewed on an annual basis and may be amended from time to time by the Company.

Whilst we acknowledge that you have other commitments which may mean you will not be able to attend all meetings of the Board and relevant Committees, you have confirmed by accepting this appointment that you are able to allocate sufficient time to the Company’s affairs to meet the demands of the role. You must discuss any additional commitments that might impact on the time you are able to devote to your role as a Non-executive Director of the Company with me prior to accepting.

Non-executive Directors’ fees are subject to annual review by the Board, and will be in accordance with the policy approved by shareholders from time to time, as required under the Companies Act 2006 (the “Approved Policy”). Fees accrue on a daily basis and are payable quarterly in arrears. The fees currently payable for Board membership and the additional fees payable for other Committee memberships are set out in the Schedule to this letter, as amended from time to time. All fees are payable net of any tax and National Insurance contributions, where the Company is required to deduct these.

As a Non-executive Director you are not entitled to participate in any of the Group’s executive remuneration programmes or pension arrangements.

Directors are entitled to claim for business related expenses properly incurred by them in connection with their attendance at meetings of the Board or Committees of the Board, general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties. Documentary evidence of expenses incurred should be submitted to my office for approval.

Shareholding, dealing and compliance

The 2,500 Prudential qualification shares you purchased within your first year of appointment must be retained during the tenure of your office.

3

The Board has also set a shareholding guideline for Non-executive Directors equivalent in value to the basic annual fee. This shareholding should be acquired within a three-year period of the appointment becoming effective, or from the date of the introduction of the policy if earlier.

During your term in office you are subject to Prudential’s Share Dealing Rules, full particulars of which can be found in the Board Reading Room on your iPad. The rules incorporate all relevant obligations arising from the Company’s listing in HK and the UK, as well as other relevant legislation. These are updated as required to reflect changes in legislation and regulations, and will provide you with the necessary guidance on the steps you need to take and other considerations relating to share dealings.

If you have any questions on this please consult with Group Secretariat.

Conflicts of interests, independence and disclosure obligations

It is accepted and acknowledged that you have business interests other than those of the Company and we have discussed these and agreed that no conflicts of interest currently exist (other than those authorised by the Board as part of the appointment process). In the event that you become aware of any future potential conflicts of interest, please disclose these to me and the Company Secretary as soon as apparent and also prior to accepting appointments. In particular we would not wish our Directors to serve on the Boards of financial services competitors.

The Board of the Company has determined that you are independent according to the provisions of the UK Corporate Governance Code and the Hong Kong Listing Rules, supported by your declaration of independence, and you will be identified as such in the annual report and other documentation. If you are a member of the Audit Committee, you have also confirmed your independence in respect of the Securities and Exchange Act of 1934 as it applies to members of an audit committee of a Foreign Private Issuer. If circumstances change, and you believe that your independence may be in doubt, you should discuss this with me as soon as possible.

The Company has an obligation to notify details of other directorships held by its directors during the past five years to various regulators on an annual basis, together with non-statutory offices. Any changes in your external appointments, including non-statutory offices, should be notified to the Company Secretary on an ongoing basis. In particular, any changes in your directorships of other quoted companies worldwide need to be notified promptly, preferably the next business day, as the Company is required to announce this to various stock exchanges.

4

Wrongdoing

You will immediately report to the Board your own wrongdoing or the wrongdoing or proposed wrongdoing of any employee or Director of which you become aware.

Termination of appointment

The appointment may be terminated by and at the discretion of either party upon six months’ written notice. On termination of your appointment you shall resign from your office as director of the Company and of any offices you hold in any of the Company’s group companies. Upon termination you will not be entitled to any compensation, other than accrued pro-rata fees, and you shall also cease to be a member of any Committee of the Board. All records, documents, accounts, letters and papers of every description (including in particular Board and Committee agendas, minutes and papers) within your possession or control relating to the affairs and business of the Group are and will remain the property of the Company, and shall be returned to the Company forthwith on termination.

Notwithstanding the above, your appointment may be terminated with immediate effect if you:

(a)	commit a material breach of your obligations under this letter; or

(b)	commit any serious or repeated breach or non-observance of your obligations to the Company (which include an obligation not to breach your duties to the Company, whether statutory, fiduciary or common-law); or

(c)	are guilty of any fraud or dishonesty or acted in a manner which, in the opinion of the Company acting reasonably, brings or is likely to bring you or the Company into disrepute or is materially adverse to the interests of the Company; or

(d)	are convicted of any arrestable criminal offence other than an offence under road traffic legislation in the UK or elsewhere for which a fine or non-custodial penalty is imposed; or

(e)	are declared bankrupt or have made an arrangement with or for the benefit of your creditors; or

(f)	are disqualified from acting as a director;

(g)	cease to hold PRA Approved Person status ; or

(h)	do not comply with the Group Anti-Bribery and Corruption Policy.

Confidentiality

During your appointment you will have access to confidential information regarding the business and financial affairs of the Company and those of its subsidiaries, undertakings and affiliates. You must not, either during your appointment or afterwards, disclose to anyone or otherwise make use of this confidential information, except in the proper performance of your duties or as may be required by law or by any competent regulatory body. This does not apply, however, to any information already in the public domain.

5

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information. Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from me or the Company Secretary.

Data Protection

By signing this letter, you consent to the Company holding and processing information about you for legal, personnel, administrative and management purposes and in particular to the processing of any sensitive personal data (as defined in the Data Protection Act 1998) including, as appropriate:

(a)	your racial or ethnic origin or religious or similar beliefs in order to monitor compliance with equal opportunities legislation; or

(b)	information relating to any criminal proceedings in which you have been involved for insurance purposes and in order to comply with legal requirements and obligations to third parties.

You consent to the Company making such information available to any of its group companies, those who provide products or services to the Company (such as advisers and payroll administrators), regulatory authorities, potential or future employers, governmental or quasi-governmental organisations and potential purchasers of the Company.

You also consent to the transfer of such information to the Company’s business contacts outside the European Economic Area in order to further its business interests.

Induction

Following your appointment, the Company provided an induction programme which included meetings with senior management and the Company’s auditor and focussed on areas of specific interest to you. As part of your induction and during your term in office you received briefings on your duties as a director generally and as a director of a company listed in the UK and HK. You also subsequently received a briefing on your obligations as a PRA Approved Person.

Board evaluation

The performance of individual Directors and the whole Board and its Committees is evaluated annually. If, in the interim, there are any matters which cause you concern about your role you should discuss them with me as soon as is appropriate.

6

Professional development

As a Director you are invited to appropriate educational and/or professional development programmes from time to time. The Company Secretary will consult each director annually to ascertain their specific professional development needs.

Directors’ and officers’ protection

The Company has directors’ and officers’ liability insurance and it is intended to maintain such cover for the full term of your appointment. A brief summary of the cover can be found in Prudential’s Guidance Notes for Directors, which is updated on a regular basis.

The Company has also provided you with indemnity cover for directors’ and officers’ liability within the limitations imposed by law. In addition, the Company will provide you with a limited indemnity for certain personal liabilities you may suffer in the course of your appointment, subject again to applicable statutory and other limitations, pursuant to the Company’s constitutional documents or otherwise.

The Board has also resolved to have a discretionary payments policy (subject to regular review), the existence of which Directors (executive and non-executive) and certain employees or members of the Prudential Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties on behalf of the Group.

Independent professional advice

Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director, and it may be appropriate for you to seek advice from independent advisers at the Company’s expense. This would normally be arranged through the Company Secretary. The Company will reimburse the full cost of expenditure incurred in accordance with the policy. Details of the agreed procedure under which Directors may obtain such independent advice can be found in the Prudential Guidance Notes for Directors.

Governing law and jurisdiction

This letter and any non-contractual obligations arising out of or in connection with it shall be governed by English law. The English courts have exclusive jurisdiction to settle any dispute arising in respect of it.

Yours sincerely

/s/ Paul Manduca
Paul Manduca
Chairman

Prudential plc

7

Acknowledgement:

1.	By signing this letter, I agree to its terms.

2.	I acknowledge that this appointment letter does not constitute a contract of employment.

3.	I confirm that by having accepted this appointment, I am able to allocate sufficient time to meet the demands of the role.

Signed:	/s/ Anthony Nightingale

Dated:	23/02/2014

8

Anthony Nightingale

Schedule 1 – Committee memberships as at 1 January 2014

•	Remuneration Committee

Schedule 2 – time commitment and fees as at 1 January 2014

		Number of regular scheduled meetings	Approximate time commitment	Fees per annum
Board		8	31 days		£90,000

Audit Committee	Chairman Member	5	23 days 15 days	£ £	70,000 25,000

Risk Committee	Chairman Member	5	18-23 days 5 days	£ £	65,000 25,000

Remuneration Committee	Chairman Member	4	18-23 days 5 days	£ £	60,000 25,000

Nomination Committee	Member	2	4 days		£10,000

Senior Independent Director			10-25 days		£50,000

Note:

In addition to the regular scheduled meetings, the Committees may hold additional shorter meetings as relevant to discuss, for example, periodic financial reports, succession planning and other issues as they arise.

9

13 February 2014

Dear Philip

PRUDENTIAL PLC - LETTER OF APPOINTMENT

This letter supersedes your previous letter of appointment dated 19 December 2012. The Board of Prudential plc (the ‘Company’) appointed you as Non-executive Director with effect from 1 January 2013. I am now writing to set out the revised terms of your appointment. It is agreed that this is a contract for services subject to the Company’s Articles of Association as amended from time to time and does not constitute a contract of employment.

Appointment

Your appointment was subject to election by shareholders at the AGM in 2013 and to receipt of all necessary legal and regulatory approvals. Continuation of your appointment will be contingent on satisfactory performance, re-election at forthcoming AGMs and any statutory provisions relating to the removal of directors. Non-executive Directors are appointed on the understanding that they serve an initial term of three years and, subject to review by the Nomination Committee, a second term of three years, both subject to annual election at the AGM. After six years of service, Non-executive Directors may be appointed for a further year, up to a maximum of three years, subject to an annual review by the Nomination Committee. Good governance does not support the practice of serving longer than nine years on the Board as a Non-executive Director.

If you are not confirmed or re-elected as a director by shareholders, or you are retired from office under the Company’s Articles of Association, your appointment shall terminate automatically with immediate effect.

Participation in Committees

Non-executive members of the Board are invited to serve on Committees of the Board, as determined by the Board from time to time. The principal Committees are Audit, Risk, Remuneration and Nomination. The Schedule to this letter, as amended from time to time, lists the Committees of which you are a member.

Role

Non-executive Directors have the same general legal responsibilities to the Company as any other Director. The Board as a whole is collectively responsible for the success of the Company. The Board:

•	Provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

•	Sets the Company’s strategic aims, ensures that the necessary financial, human and other resources are in place for the Company to meet its objectives, and reviews management performance; and

•	Sets the Company’s values and standards and ensures that its obligations to its shareholders and others are understood and met.

Directors of any company must take decisions objectively in the interests of that company. As a director, you owe a fiduciary duty to the Company, which includes an obligation not to do anything that might bring it into disrepute. A summary of responsibilities of Directors as applicable to the Company under current legislation will be provided to you.

In addition to these general requirements of all Directors, the role of the Non-executive Director has the following key elements:

•	Strategy. Non-executive Directors should constructively challenge and help develop proposals on strategy.

•	Performance. Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance. This is achieved both at the Board and on a more individual level through the Remuneration Committee.

•	Risk. Non-executive Directors should satisfy themselves of the integrity of financial information and that financial controls and systems of risk management are robust and defensible. This is achieved by escalating key issues to the Board either directly or via the Audit Committee. The Group Risk Committee also has an important role in this context.

•	People. Non-executive Directors have a prime role in appointing, and where necessary removing, Executive Directors and in succession planning. In addition, they are responsible for determining appropriate levels of remuneration for Executive Directors. This business is mainly conducted via the Nomination and Remuneration Committees. Non-executive Directors also have a prime role in upholding high standards of integrity and probity and in supporting the other directors in instilling the appropriate culture, values and behaviours in the boardroom and beyond.

In this role, you will be a PRA Approved Person, holding a Non-executive Director controlled function (CF2) in respect of The Prudential Assurance Company Limited (“PAC”). As an Approved Person, you must:

•	comply with the Statements of Principle and Code of Practice for Approved Persons (“APER”) set out in the APER section of the PRA Handbook; and

2

•	meet on an ongoing basis the fit and proper person test for Approved Persons (which covers honesty, integrity and reputation; competence and capability; and financial soundness).

Group Compliance has provided you with guidance on the obligations of Approved Persons and how these apply to your role as a Controlled Function holder in respect of PAC.

Time Commitment and fees

Time commitment will depend on the Committees on which you serve and may change over time, depending on the issues faced by the business and your time in the role. The Schedule to this letter provides the current time expectations for Board and Committee membership. The Schedule is reviewed on an annual basis and may be amended from time to time by the Company.

Whilst we acknowledge that you have other commitments which may mean you will not be able to attend all meetings of the Board and relevant Committees, you have confirmed by accepting this appointment that you are able to allocate sufficient time to the Company’s affairs to meet the demands of the role. You must discuss any additional commitments that might impact on the time you are able to devote to your role as a Non-executive Director of the Company with me prior to accepting.

Non-executive Directors’ fees are subject to annual review by the Board, and will be in accordance with the policy approved by shareholders from time to time, as required under the Companies Act 2006 (the “Approved Policy”). Fees accrue on a daily basis and are payable quarterly in arrears. The fees currently payable for Board membership and the additional fees payable for other Committee memberships are set out in the Schedule to this letter, as amended from time to time. All fees are payable net of any tax and National Insurance contributions, where the Company is required to deduct these.

As a Non-executive Director you are not entitled to participate in any of the Group’s executive remuneration programmes or pension arrangements.

Directors are entitled to claim for business related expenses properly incurred by them in connection with their attendance at meetings of the Board or Committees of the Board, general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties. Documentary evidence of expenses incurred should be submitted to my office for approval.

Senior Independent Director

You have also been appointed to the role of Senior Independent Director and the additional time commitment and fees are set out in the Schedule, as amended from time to time.

Shareholding, dealing and compliance

The 2,500 Prudential qualification shares you purchased within your first year of appointment must be retained during the tenure of your office.

3

The Board has also set a shareholding guideline for Non-executive Directors equivalent in value to the basic annual fee. This shareholding should be acquired within a three-year period of the appointment becoming effective, or from the date of the introduction of the policy if earlier.

During your term in office you are subject to Prudential’s Share Dealing Rules, full particulars of which can be found in the Board Reading Room on your iPad. The rules incorporate all relevant obligations arising from the Company’s listing in HK and the UK, as well as other relevant legislation. These are updated as required to reflect changes in legislation and regulations, and will provide you with the necessary guidance on the steps you need to take and other considerations relating to share dealings.

If you have any questions on this please consult with Group Secretariat.

Conflicts of interests, independence and disclosure obligations

It is accepted and acknowledged that you have business interests other than those of the Company and we have discussed these and agreed that no conflicts of interest currently exist (other than those authorised by the Board as part of the appointment process). In the event that you become aware of any future potential conflicts of interest, please disclose these to me and the Company Secretary as soon as apparent and also prior to accepting appointments. In particular we would not wish our Directors to serve on the Boards of financial services competitors.

The Board of the Company has determined that you are independent according to the provisions of the UK Corporate Governance Code and the Hong Kong Listing Rules, supported by your declaration of independence, and you will be identified as such in the annual report and other documentation. If you are a member of the Audit Committee, you have also confirmed your independence in respect of the Securities and Exchange Act of 1934 as it applies to members of an audit committee of a Foreign Private Issuer. If circumstances change, and you believe that your independence may be in doubt, you should discuss this with me as soon as possible.

The Company has an obligation to notify details of other directorships held by its directors during the past five years to various regulators on an annual basis, together with non-statutory offices. Any changes in your external appointments, including non-statutory offices, should be notified to the Company Secretary on an ongoing basis. In particular, any changes in your directorships of other quoted companies worldwide need to be notified promptly, preferably the next business day, as the Company is required to announce this to various stock exchanges.

Wrongdoing

You will immediately report to the Board your own wrongdoing or the wrongdoing or proposed wrongdoing of any employee or Director of which you become aware.

4

Termination of appointment

The appointment may be terminated by and at the discretion of either party upon six months’ written notice. On termination of your appointment you shall resign from your office as director of the Company and of any offices you hold in any of the Company’s group companies. Upon termination you will not be entitled to any compensation, other than accrued pro-rata fees, and you shall also cease to be a member of any Committee of the Board. All records, documents, accounts, letters and papers of every description (including in particular Board and Committee agendas, minutes and papers) within your possession or control relating to the affairs and business of the Group are and will remain the property of the Company, and shall be returned to the Company forthwith on termination.

Notwithstanding the above, your appointment may be terminated with immediate effect if you:

(a)	commit a material breach of your obligations under this letter; or

(b)	commit any serious or repeated breach or non-observance of your obligations to the Company (which include an obligation not to breach your duties to the Company, whether statutory, fiduciary or common-law); or

(c)	are guilty of any fraud or dishonesty or acted in a manner which, in the opinion of the Company acting reasonably, brings or is likely to bring you or the Company into disrepute or is materially adverse to the interests of the Company; or

(d)	are convicted of any arrestable criminal offence other than an offence under road traffic legislation in the UK or elsewhere for which a fine or non-custodial penalty is imposed; or

(e)	are declared bankrupt or have made an arrangement with or for the benefit of your creditors; or

(f)	are disqualified from acting as a director;

(g)	cease to hold PRA Approved Person status ; or

(h)	do not comply with the Group Anti-Bribery and Corruption Policy.

Confidentiality

During your appointment you will have access to confidential information regarding the business and financial affairs of the Company and those of its subsidiaries, undertakings and affiliates. You must not, either during your appointment or afterwards, disclose to anyone or otherwise make use of this confidential information, except in the proper performance of your duties or as may be required by law or by any competent regulatory body. This does not apply, however, to any information already in the public domain.

5

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information. Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from me or the Company Secretary.

Data Protection

By signing this letter, you consent to the Company holding and processing information about you for legal, personnel, administrative and management purposes and in particular to the processing of any sensitive personal data (as defined in the Data Protection Act 1998) including, as appropriate:

(a)	your racial or ethnic origin or religious or similar beliefs in order to monitor compliance with equal opportunities legislation; or

(b)	information relating to any criminal proceedings in which you have been involved for insurance purposes and in order to comply with legal requirements and obligations to third parties.

You consent to the Company making such information available to any of its group companies, those who provide products or services to the Company (such as advisers and payroll administrators), regulatory authorities, potential or future employers, governmental or quasi-governmental organisations and potential purchasers of the Company.

You also consent to the transfer of such information to the Company’s business contacts outside the European Economic Area in order to further its business interests.

Induction

Following your appointment, the Company provided an induction programme which included meetings with senior management and the Company’s auditor and focussed on areas of specific interest to you. As part of your induction and during your term in office you received briefings on your duties as a director generally and as a director of a company listed in the UK and HK. You also subsequently received a briefing on your obligations as a PRA Approved Person.

Board evaluation

The performance of individual Directors and the whole Board and its Committees is evaluated annually. If, in the interim, there are any matters which cause you concern about your role you should discuss them with me as soon as is appropriate.

Professional development

As a Director you are invited to appropriate educational and/or professional development programmes from time to time. The Company Secretary will consult each director annually to ascertain their specific professional development needs.

6

Directors’ and officers’ protection

The Company has directors’ and officers’ liability insurance and it is intended to maintain such cover for the full term of your appointment. A brief summary of the cover can be found in Prudential’s Guidance Notes for Directors, which is updated on a regular basis.

The Company has also provided you with indemnity cover for directors’ and officers’ liability within the limitations imposed by law. In addition, the Company will provide you with a limited indemnity for certain personal liabilities you may suffer in the course of your appointment, subject again to applicable statutory and other limitations, pursuant to the Company’s constitutional documents or otherwise.

The Board has also resolved to have a discretionary payments policy (subject to regular review), the existence of which Directors (executive and non-executive) and certain employees or members of the Prudential Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties on behalf of the Group.

Independent professional advice

Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director, and it may be appropriate for you to seek advice from independent advisers at the Company’s expense. This would normally be arranged through the Company Secretary. The Company will reimburse the full cost of expenditure incurred in accordance with the policy. Details of the agreed procedure under which Directors may obtain such independent advice can be found in the Prudential Guidance Notes for Directors.

Governing law and jurisdiction

This letter and any non-contractual obligations arising out of or in connection with it shall be governed by English law. The English courts have exclusive jurisdiction to settle any dispute arising in respect of it.

Yours sincerely

/s/ Paul Manduca

Paul Manduca
Chairman
Prudential plc

7

Acknowledgement:

1.	By signing this letter, I agree to its terms.

2.	I acknowledge that this appointment letter does not constitute a contract of employment.

3.	I confirm that by having accepted this appointment, I am able to allocate sufficient time to meet the demands of the role.

Signed:	/s/ Philip Remnant

Dated:	16/02/2014

8

Hon P J Remnant

Schedule 1 – Committee memberships as at 1 January 2014

•	Audit Committee

•	Remuneration Committee

•	Nomination Committee

•	Senior Independent Director

Schedule 2 – time commitment and fees as at 1 January 2014

		Number of regular scheduled meetings	Approximate time commitment	Fees per annum
Board		8	31 days		£90,000

Audit Committee	Chairman Member	5	23 days 15 days	£ £	70,000 25,000

Risk Committee	Chairman Member	5	18-23 days 5 days	£ £	65,000 25,000

Remuneration Committee	Chairman Member	4	18-23 days 5 days	£ £	60,000 25,000

Nomination Committee	Member	2	4 days		£10,000

Senior Independent Director			10-25 days		£50,000

Note:

In addition to the regular scheduled meetings, the Committees may hold additional shorter meetings as relevant to discuss, for example, periodic financial reports, succession planning and other issues as they arise.

9

13 February 2014

Dear Alice

PRUDENTIAL PLC - LETTER OF APPOINTMENT

This letter supersedes your previous letter of appointment dated 12 June 2013. The Board of Prudential plc (the ‘Company’) appointed you as Non-executive Director with effect from 10 June 2013. I am now writing to set out the revised terms of your appointment. It is agreed that this is a contract for services subject to the Company’s Articles of Association as amended from time to time and does not constitute a contract of employment.

Appointment

Your appointment is subject to election by shareholders at the AGM in 2014 and to receipt of all necessary legal and regulatory approvals. Continuation of your appointment will be contingent on satisfactory performance, re-election at forthcoming AGMs and any statutory provisions relating to the removal of directors. Non-executive Directors are appointed on the understanding that they serve an initial term of three years and, subject to review by the Nomination Committee, a second term of three years, both subject to annual election at the AGM. After six years of service, Non-executive Directors may be appointed for a further year, up to a maximum of three years, subject to an annual review by the Nomination Committee. Good governance does not support the practice of serving longer than nine years on the Board as a Non-executive Director.

If you are not confirmed or re-elected as a director by shareholders, or you are retired from office under the Company’s Articles of Association, your appointment shall terminate automatically with immediate effect.

Participation in Committees

Non-executive members of the Board are invited to serve on Committees of the Board, as determined by the Board from time to time. The principal Committees are Audit, Risk, Remuneration and Nomination. The Schedule to this letter, as amended from time to time, lists the Committees of which you are a member.

Role

Non-executive Directors have the same general legal responsibilities to the Company as any other Director. The Board as a whole is collectively responsible for the success of the Company. The Board:

•	Provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

•	Sets the Company’s strategic aims, ensures that the necessary financial, human and other resources are in place for the Company to meet its objectives, and reviews management performance; and

•	Sets the Company’s values and standards and ensures that its obligations to its shareholders and others are understood and met.

Directors of any company must take decisions objectively in the interests of that company. As a director, you owe a fiduciary duty to the Company, which includes an obligation not to do anything that might bring it into disrepute. A summary of responsibilities of Directors as applicable to the Company under current legislation will be provided to you.

In addition to these general requirements of all Directors, the role of the Non-executive Director has the following key elements:

•	Strategy. Non-executive Directors should constructively challenge and help develop proposals on strategy.

•	Performance. Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance. This is achieved both at the Board and on a more individual level through the Remuneration Committee.

•	Risk. Non-executive Directors should satisfy themselves of the integrity of financial information and that financial controls and systems of risk management are robust and defensible. This is achieved by escalating key issues to the Board either directly or via the Audit Committee. The Group Risk Committee also has an important role in this context.

•	People. Non-executive Directors have a prime role in appointing, and where necessary removing, Executive Directors and in succession planning. In addition, they are responsible for determining appropriate levels of remuneration for Executive Directors. This business is mainly conducted via the Nomination and Remuneration Committees. Non-executive Directors also have a prime role in upholding high standards of integrity and probity and in supporting the other directors in instilling the appropriate culture, values and behaviours in the boardroom and beyond.

In this role, you will be a PRA Approved Person, holding a Non-executive Director controlled function (CF2) in respect of The Prudential Assurance Company Limited (“PAC”). As an Approved Person, you must:

•	comply with the Statements of Principle and Code of Practice for Approved Persons (“APER”) set out in the APER section of the PRA Handbook; and

•	meet on an ongoing basis the fit and proper person test for Approved Persons (which covers honesty, integrity and reputation; competence and capability; and financial soundness).

Group Compliance has provided you with guidance on the obligations of Approved Persons and how these apply to your role as a Controlled Function holder in respect of PAC.

Time Commitment and fees

Time commitment will depend on the Committees on which you serve and may change over time, depending on the issues faced by the business and your time in the role. The Schedule to this letter provides the current time expectations for Board and Committee membership. The Schedule is reviewed on an annual basis and may be amended from time to time by the Company.

Whilst we acknowledge that you have other commitments which may mean you will not be able to attend all meetings of the Board and relevant Committees, you have confirmed by accepting this appointment that you are able to allocate sufficient time to the Company’s affairs to meet the demands of the role. You must discuss any additional commitments that might impact on the time you are able to devote to your role as a Non-executive Director of the Company with me prior to accepting.

Non-executive Directors’ fees are subject to annual review by the Board, and will be in accordance with the policy approved by shareholders from time to time, as required under the Companies Act 2006 (the “Approved Policy”). Fees accrue on a daily basis and are payable quarterly in arrears. The fees currently payable for Board membership and the additional fees payable for other Committee memberships are set out in the Schedule to this letter, as amended from time to time. All fees are payable net of any tax and National Insurance contributions, where the Company is required to deduct these.

As a Non-executive Director you are not entitled to participate in any of the Group’s executive remuneration programmes or pension arrangements.

Directors are entitled to claim for business related expenses properly incurred by them in connection with their attendance at meetings of the Board or Committees of the Board, general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties. Documentary evidence of expenses incurred should be submitted to my office for approval.

Shareholding, dealing and compliance

The 2,500 Prudential qualification shares you purchased within your first year of appointment must be retained during the tenure of your office.

The Board has also set a shareholding guideline for Non-executive Directors equivalent in value to the basic annual fee. This shareholding should be acquired within a three-year period of the appointment becoming effective, or from the date of the introduction of the policy if earlier.

During your term in office you are subject to Prudential’s Share Dealing Rules, full particulars of which can be found in the Board Reading Room on your iPad. The rules incorporate all relevant obligations arising from the Company’s listing in HK and the UK, as well as other relevant legislation. These are updated as required to reflect changes in legislation and regulations, and will provide you with the necessary guidance on the steps you need to take and other considerations relating to share dealings.

If you have any questions on this please consult with Group Secretariat.

Conflicts of interests, independence and disclosure obligations

It is accepted and acknowledged that you have business interests other than those of the Company and we have discussed these and agreed that no conflicts of interest currently exist (other than those authorised by the Board as part of the appointment process). In the event that you become aware of any future potential conflicts of interest, please disclose these to me and the Company Secretary as soon as apparent and also prior to accepting appointments. In particular we would not wish our Directors to serve on the Boards of financial services competitors.

The Board of the Company has determined that you are independent according to the provisions of the UK Corporate Governance Code and the Hong Kong Listing Rules, supported by your declaration of independence, and you will be identified as such in the annual report and other documentation. If you are a member of the Audit Committee, you have also confirmed your independence in respect of the Securities and Exchange Act of 1934 as it applies to members of an audit committee of a Foreign Private Issuer. If circumstances change, and you believe that your independence may be in doubt, you should discuss this with me as soon as possible.

The Company has an obligation to notify details of other directorships held by its directors during the past five years to various regulators on an annual basis, together with non-statutory offices. Any changes in your external appointments, including non-statutory offices, should be notified to the Company Secretary on an ongoing basis. In particular, any changes in your directorships of other quoted companies worldwide need to be notified promptly, preferably the next business day, as the Company is required to announce this to various stock exchanges.

Wrongdoing

You will immediately report to the Board your own wrongdoing or the wrongdoing or proposed wrongdoing of any employee or Director of which you become aware.

Termination of appointment

The appointment may be terminated by and at the discretion of either party upon six months’ written notice. On termination of your appointment you shall resign from your office as director of the Company and of any offices you hold in any of the Company’s group companies. Upon termination you will not be entitled to any compensation, other than accrued pro-rata fees, and you shall also cease to be a member of any Committee of the Board. All records, documents, accounts, letters and papers of every description (including in particular Board and Committee agendas, minutes and papers) within your possession or control relating to the affairs and business of the Group are and will remain the property of the Company, and shall be returned to the Company forthwith on termination.

Notwithstanding the above, your appointment may be terminated with immediate effect if you:

(a)	commit a material breach of your obligations under this letter; or

(b)	commit any serious or repeated breach or non-observance of your obligations to the Company (which include an obligation not to breach your duties to the Company, whether statutory, fiduciary or common-law); or

(c)	are guilty of any fraud or dishonesty or acted in a manner which, in the opinion of the Company acting reasonably, brings or is likely to bring you or the Company into disrepute or is materially adverse to the interests of the Company; or

(d)	are convicted of any arrestable criminal offence other than an offence under road traffic legislation in the UK or elsewhere for which a fine or non-custodial penalty is imposed; or

(e)	are declared bankrupt or have made an arrangement with or for the benefit of your creditors; or

(f)	are disqualified from acting as a director;

(g)	cease to hold PRA Approved Person status ; or

(h)	do not comply with the Group Anti-Bribery and Corruption Policy.

Confidentiality

During your appointment you will have access to confidential information regarding the business and financial affairs of the Company and those of its subsidiaries, undertakings and affiliates. You must not, either during your appointment or afterwards, disclose to anyone or otherwise make use of this confidential information, except in the proper performance of your duties or as may be required by law or by any competent regulatory body. This does not apply, however, to any information already in the public domain.

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information. Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from me or the Company Secretary.

Data Protection

By signing this letter, you consent to the Company holding and processing information about you for legal, personnel, administrative and management purposes and in particular to the processing of any sensitive personal data (as defined in the Data Protection Act 1998) including, as appropriate:

(a)	your racial or ethnic origin or religious or similar beliefs in order to monitor compliance with equal opportunities legislation; or

(b)	information relating to any criminal proceedings in which you have been involved for insurance purposes and in order to comply with legal requirements and obligations to third parties.

You consent to the Company making such information available to any of its group companies, those who provide products or services to the Company (such as advisers and payroll administrators), regulatory authorities, potential or future employers, governmental or quasi-governmental organisations and potential purchasers of the Company.

You also consent to the transfer of such information to the Company’s business contacts outside the European Economic Area in order to further its business interests.

Induction

Following your appointment, the Company provided an induction programme which included meetings with senior management and the Company’s auditor and focussed on areas of specific interest to you. As part of your induction and during your term in office you received briefings on your duties as a director generally and as a director of a company listed in the UK and HK. You also subsequently received a briefing on your obligations as a PRA Approved Person.

Board evaluation

The performance of individual Directors and the whole Board and its Committees is evaluated annually. If, in the interim, there are any matters which cause you concern about your role you should discuss them with me as soon as is appropriate.

Professional development

As a Director you are invited to appropriate educational and/or professional development programmes from time to time. The Company Secretary will consult each director annually to ascertain their specific professional development needs.

Directors’ and officers’ protection

The Company has directors’ and officers’ liability insurance and it is intended to maintain such cover for the full term of your appointment. A brief summary of the cover can be found in Prudential’s Guidance Notes for Directors, which is updated on a regular basis.

The Company has also provided you with indemnity cover for directors’ and officers’ liability within the limitations imposed by law. In addition, the Company will provide you with a limited indemnity for certain personal liabilities you may suffer in the course of your appointment, subject again to applicable statutory and other limitations, pursuant to the Company’s constitutional documents or otherwise.

The Board has also resolved to have a discretionary payments policy (subject to regular review), the existence of which Directors (executive and non-executive) and certain employees or members of the Prudential Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties on behalf of the Group.

Independent professional advice

Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director, and it may be appropriate for you to seek advice from independent advisers at the Company’s expense. This would normally be arranged through the Company Secretary. The Company will reimburse the full cost of expenditure incurred in accordance with the policy. Details of the agreed procedure under which Directors may obtain such independent advice can be found in the Prudential Guidance Notes for Directors.

Governing law and jurisdiction

This letter and any non-contractual obligations arising out of or in connection with it shall be governed by English law. The English courts have exclusive jurisdiction to settle any dispute arising in respect of it.

Yours sincerely

/s/ Paul Manduca

Paul Manduca

Chairman

Prudential plc

Acknowledgement:

1.	By signing this letter, I agree to its terms.

2.	I acknowledge that this appointment letter does not constitute a contract of employment.

3.	I confirm that by having accepted this appointment, I am able to allocate sufficient time to meet the demands of the role.

Signed:	/s/ Alice Schroeder

Dated:	27/02/2014

Alice Schroeder

Schedule 1 – Committee memberships as at 1 January 2014

•	Audit Committee

Schedule 2 – time commitment and fees as at 1 January 2014

		Number of regular scheduled meetings	Approximate time commitment	Fees per annum
Board		8	31 days		£90,000

Audit Committee	Chairman Member	5	23 days 15 days	£ £	70,000 25,000

Risk Committee	Chairman Member	5	18-23 days 5 days	£ £	65,000 25,000

Remuneration Committee	Chairman Member	4	18-23 days 5 days	£ £	60,000 25,000

Nomination Committee	Member	2	4 days		£10,000

Senior Independent Director			10-25 days		£50,000

Note:

In addition to the regular scheduled meetings, the Committees may hold additional shorter meetings as relevant to discuss, for example, periodic financial reports, succession planning and other issues as they arise.

STRICTLY PRIVATE

13 February 2014

Dear Andrew

PRUDENTIAL PLC - LETTER OF APPOINTMENT

This letter supersedes your previous letter of appointment dated 29 March 2006. The Board of Prudential plc (the ‘Company’) appointed you as Non-executive Director with effect from 18 May 2006. I am now writing to set out the revised terms of your appointment. It is agreed that this is a contract for services subject to the Company’s Articles of Association as amended from time to time and does not constitute a contract of employment.

Appointment

Your appointment was subject to election by shareholders at the AGM in 2007 and to receipt of all necessary legal and regulatory approvals. Continuation of your appointment will be contingent on satisfactory performance, re-election at forthcoming AGMs and any statutory provisions relating to the removal of directors. Non-executive Directors are appointed on the understanding that they serve an initial term of three years and, subject to review by the Nomination Committee, a second term of three years, both subject to annual election at the AGM. After six years of service, Non-executive Directors may be appointed for a further year, up to a maximum of three years, subject to an annual review by the Nomination Committee. Good governance does not support the practice of serving longer than nine years on the Board as a Non-executive Director.

If you are not confirmed or re-elected as a director by shareholders, or you are retired from office under the Company’s Articles of Association, your appointment shall terminate automatically with immediate effect.

Participation in Committees

Non-executive members of the Board are invited to serve on Committees of the Board, as determined by the Board from time to time. The principal Committees are Audit, Risk, Remuneration and Nomination. The Schedule to this letter, as amended from time to time, lists the Committees of which you are a member.

Role

Non-executive Directors have the same general legal responsibilities to the Company as any other Director. The Board as a whole is collectively responsible for the success of the Company. The Board:

•	Provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

•	Sets the Company’s strategic aims, ensures that the necessary financial, human and other resources are in place for the Company to meet its objectives, and reviews management performance; and

•	Sets the Company’s values and standards and ensures that its obligations to its shareholders and others are understood and met.

Directors of any company must take decisions objectively in the interests of that company. As a director, you owe a fiduciary duty to the Company, which includes an obligation not to do anything that might bring it into disrepute. A summary of responsibilities of Directors as applicable to the Company under current legislation will be provided to you.

In addition to these general requirements of all Directors, the role of the Non-executive Director has the following key elements:

•	Strategy. Non-executive Directors should constructively challenge and help develop proposals on strategy.

•	Performance. Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance. This is achieved both at the Board and on a more individual level through the Remuneration Committee.

•	Risk. Non-executive Directors should satisfy themselves of the integrity of financial information and that financial controls and systems of risk management are robust and defensible. This is achieved by escalating key issues to the Board either directly or via the Audit Committee. The Group Risk Committee also has an important role in this context.

•	People. Non-executive Directors have a prime role in appointing, and where necessary removing, Executive Directors and in succession planning. In addition, they are responsible for determining appropriate levels of remuneration for Executive Directors. This business is mainly conducted via the Nomination and Remuneration Committees. Non-executive Directors also have a prime role in upholding high standards of integrity and probity and in supporting the other directors in instilling the appropriate culture, values and behaviours in the boardroom and beyond.

In this role, you will be a PRA Approved Person, holding a Non-executive Director controlled function (CF2) in respect of The Prudential Assurance Company Limited (“PAC”). As an Approved Person, you must:

2

•	comply with the Statements of Principle and Code of Practice for Approved Persons (“APER”) set out in the APER section of the PRA Handbook; and

•	meet on an ongoing basis the fit and proper person test for Approved Persons (which covers honesty, integrity and reputation; competence and capability; and financial soundness).

Group Compliance has provided you with guidance on the obligations of Approved Persons and how these apply to your role as a Controlled Function holder in respect of PAC.

Time Commitment and fees

Time commitment will depend on the Committees on which you serve and may change over time, depending on the issues faced by the business and your time in the role. The Schedule to this letter provides the current time expectations for Board and Committee membership. The Schedule is reviewed on an annual basis and may be amended from time to time by the Company.

Whilst we acknowledge that you have other commitments which may mean you will not be able to attend all meetings of the Board and relevant Committees, you have confirmed by accepting this appointment that you are able to allocate sufficient time to the Company’s affairs to meet the demands of the role. You must discuss any additional commitments that might impact on the time you are able to devote to your role as a Non-executive Director of the Company with me prior to accepting.

Non-executive Directors’ fees are subject to annual review by the Board, and will be in accordance with the policy approved by shareholders from time to time, as required under the Companies Act 2006 (the “Approved Policy”). Fees accrue on a daily basis and are payable quarterly in arrears. The fees currently payable for Board membership and the additional fees payable for other Committee memberships are set out in the Schedule to this letter, as amended from time to time. All fees are payable net of any tax and National Insurance contributions, where the Company is required to deduct these.

As a Non-executive Director you are not entitled to participate in any of the Group’s executive remuneration programmes or pension arrangements.

Directors are entitled to claim for business related expenses properly incurred by them in connection with their attendance at meetings of the Board or Committees of the Board, general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties. Documentary evidence of expenses incurred should be submitted to my office for approval.

Shareholding, dealing and compliance

The 2,500 Prudential qualification shares you purchased within your first year of appointment must be retained during the tenure of your office.

3

The Board has also set a shareholding guideline for Non-executive Directors equivalent in value to the basic annual fee. This shareholding should be acquired within a three-year period of the appointment becoming effective, or from the date of the introduction of the policy if earlier.

During your term in office you are subject to Prudential’s Share Dealing Rules, full particulars of which can be found in the Board Reading Room on your iPad. The rules incorporate all relevant obligations arising from the Company’s listing in HK and the UK, as well as other relevant legislation. These are updated as required to reflect changes in legislation and regulations, and will provide you with the necessary guidance on the steps you need to take and other considerations relating to share dealings.

If you have any questions on this please consult with Group Secretariat.

Conflicts of interests, independence and disclosure obligations

It is accepted and acknowledged that you have business interests other than those of the Company and we have discussed these and agreed that no conflicts of interest currently exist (other than those authorised by the Board as part of the appointment process). In the event that you become aware of any future potential conflicts of interest, please disclose these to me and the Company Secretary as soon as apparent and also prior to accepting appointments. In particular we would not wish our Directors to serve on the Boards of financial services competitors.

The Board of the Company has determined that you are independent according to the provisions of the UK Corporate Governance Code and the Hong Kong Listing Rules, supported by your declaration of independence, and you will be identified as such in the annual report and other documentation. If you are a member of the Audit Committee, you have also confirmed your independence in respect of the Securities and Exchange Act of 1934 as it applies to members of an audit committee of a Foreign Private Issuer. If circumstances change, and you believe that your independence may be in doubt, you should discuss this with me as soon as possible.

The Company has an obligation to notify details of other directorships held by its directors during the past five years to various regulators on an annual basis, together with non-statutory offices. Any changes in your external appointments, including non-statutory offices, should be notified to the Company Secretary on an ongoing basis. In particular, any changes in your directorships of other quoted companies worldwide need to be notified promptly, preferably the next business day, as the Company is required to announce this to various stock exchanges.

4

Wrongdoing

You will immediately report to the Board your own wrongdoing or the wrongdoing or proposed wrongdoing of any employee or Director of which you become aware.

Termination of appointment

The appointment may be terminated by and at the discretion of either party upon six months’ written notice. On termination of your appointment you shall resign from your office as director of the Company and of any offices you hold in any of the Company’s group companies. Upon termination you will not be entitled to any compensation, other than accrued pro-rata fees, and you shall also cease to be a member of any Committee of the Board. All records, documents, accounts, letters and papers of every description (including in particular Board and Committee agendas, minutes and papers) within your possession or control relating to the affairs and business of the Group are and will remain the property of the Company, and shall be returned to the Company forthwith on termination.

Notwithstanding the above, your appointment may be terminated with immediate effect if you:

(a)	commit a material breach of your obligations under this letter; or

(b)	commit any serious or repeated breach or non-observance of your obligations to the Company (which include an obligation not to breach your duties to the Company, whether statutory, fiduciary or common-law); or

(c)	are guilty of any fraud or dishonesty or acted in a manner which, in the opinion of the Company acting reasonably, brings or is likely to bring you or the Company into disrepute or is materially adverse to the interests of the Company; or

(d)	are convicted of any arrestable criminal offence other than an offence under road traffic legislation in the UK or elsewhere for which a fine or non-custodial penalty is imposed; or

(e)	are declared bankrupt or have made an arrangement with or for the benefit of your creditors; or

(f)	are disqualified from acting as a director;

(g)	cease to hold PRA Approved Person status ; or

(h)	do not comply with the Group Anti-Bribery and Corruption Policy.

Confidentiality

During your appointment you will have access to confidential information regarding the business and financial affairs of the Company and those of its subsidiaries, undertakings and affiliates. You must not, either during your appointment or afterwards, disclose to anyone or

5

otherwise make use of this confidential information, except in the proper performance of your duties or as may be required by law or by any competent regulatory body. This does not apply, however, to any information already in the public domain.

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information. Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from me or the Company Secretary.

Data Protection

By signing this letter, you consent to the Company holding and processing information about you for legal, personnel, administrative and management purposes and in particular to the processing of any sensitive personal data (as defined in the Data Protection Act 1998) including, as appropriate:

(a)	your racial or ethnic origin or religious or similar beliefs in order to monitor compliance with equal opportunities legislation; or

(b)	information relating to any criminal proceedings in which you have been involved for insurance purposes and in order to comply with legal requirements and obligations to third parties.

You consent to the Company making such information available to any of its group companies, those who provide products or services to the Company (such as advisers and payroll administrators), regulatory authorities, potential or future employers, governmental or quasi-governmental organisations and potential purchasers of the Company.

You also consent to the transfer of such information to the Company’s business contacts outside the European Economic Area in order to further its business interests.

Induction

Following your appointment, the Company provided an induction programme which included meetings with senior management and the Company’s auditor and focussed on areas of specific interest to you. As part of your induction and during your term in office you received briefings on your duties as a director generally and as a director of a company listed in the UK and HK. You also subsequently received a briefing on your obligations as a PRA Approved Person.

Board evaluation

The performance of individual Directors and the whole Board and its Committees is evaluated annually. If, in the interim, there are any matters which cause you concern about your role you should discuss them with me as soon as is appropriate.

6

Professional development

As a Director you are invited to appropriate educational and/or professional development programmes from time to time. The Company Secretary will consult each director annually to ascertain their specific professional development needs.

Directors’ and officers’ protection

The Company has directors’ and officers’ liability insurance and it is intended to maintain such cover for the full term of your appointment. A brief summary of the cover can be found in Prudential’s Guidance Notes for Directors, which is updated on a regular basis.

The Company has also provided you with indemnity cover for directors’ and officers’ liability within the limitations imposed by law. In addition, the Company will provide you with a limited indemnity for certain personal liabilities you may suffer in the course of your appointment, subject again to applicable statutory and other limitations, pursuant to the Company’s constitutional documents or otherwise.

The Board has also resolved to have a discretionary payments policy (subject to regular review), the existence of which Directors (executive and non-executive) and certain employees or members of the Prudential Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties on behalf of the Group.

Independent professional advice

Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director, and it may be appropriate for you to seek advice from independent advisers at the Company’s expense. This would normally be arranged through the Company Secretary. The Company will reimburse the full cost of expenditure incurred in accordance with the policy. Details of the agreed procedure under which Directors may obtain such independent advice can be found in the Prudential Guidance Notes for Directors.

Governing law and jurisdiction

This letter and any non-contractual obligations arising out of or in connection with it shall be governed by English law. The English courts have exclusive jurisdiction to settle any dispute arising in respect of it.

Yours sincerely

/s/ Paul Manduca
Paul Manduca

Chairman

Prudential plc

7

Acknowledgement:

1.	By signing this letter, I agree to its terms.

2.	I acknowledge that this appointment letter does not constitute a contract of employment.

3.	I confirm that by having accepted this appointment, I am able to allocate sufficient time to meet the demands of the role.

Signed:	/s/ Andrew Turnbull

Dated:	14 February 2014

8

Lord Turnbull

Schedule 1 – Committee memberships as at 1 January 2014

•	Remuneration Committee (Chairman)

•	Risk Committee

•	Nomination Committee

Schedule 2 – time commitment and fees as at 1 January 2014

		Number of regular scheduled meetings	Approximate time commitment	Fees per annum
Board		8	31 days		£90,000

Audit Committee	Chairman Member	5	23 days 15 days	£ £	70,000 25,000

Risk Committee	Chairman Member	5	18-23 days 5 days	£ £	65,000 25,000

Remuneration Committee	Chairman Member	4	18-23 days 5 days	£ £	60,000 25,000

Nomination Committee	Member	2	4 days		£10,000

Senior Independent Director			10-25 days		£50,000

Note:

In addition to the regular scheduled meetings, the Committees may hold additional shorter meetings as relevant to discuss, for example, periodic financial reports, succession planning and other issues as they arise.

9